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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): April 14, 2003




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


                OKLAHOMA                              1-8140                              48-0222760
        (State of incorporation              (Commission file number)       (I.R.S. employer identification number)
            or organization)

                          1945 LAKEPOINTE DRIVE
                            LEWISVILLE, TEXAS                                                 75057
                 (Address of principal executive offices)                                  (Zip code)


       Registrant's telephone number, including area code: (972) 906-8000


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Item 5. OTHER INFORMATION.

         On March 28, 2003, Fleming Companies, Inc. (the "Company") submitted Form 12b-25 to the Securities and Exchange Commission (the "SEC") in order to obtain a 15-day extension of the March 28, 2003 due date for the filing of its Annual Report on Form 10-K for the fiscal year ended December 28, 2002 (the "2002 Form 10-K"). Due to the Company's continuing attention to the significant business issues affecting the Company, including its chapter 11 bankruptcy filing on April 1, 2003, as well as the continuing internal investigation by the Company's Audit and Compliance Committee (the "Audit Committee") into certain Company accounting and disclosure issues and the need for the Company's auditor to evaluate the results of the internal investigation, the Company will not file the 2002 Form 10-K on April 14, 2003, which was the extended due date available to the Company as a result of its Form 12b-25 filing. The Company is presently unable to determine the date by which it will file its 2002 Form 10-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLEMING COMPANIES, INC.


Date:  April 14, 2003                 By:  /s/ MARK D. SHAPIRO
                                          --------------------------------------
                                          Mark D. Shapiro
                                          Senior Vice President and
                                          Chief Financial Officer